SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): December 12, 2006

                          COMMISSION FILE NO. 000-49756


                        WGL ENTERTAINMENT HOLDINGS, INC.
            ---------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                           98-0201235
     -------------------------------     --------------------------------
     (STATE OR OTHER JURISDICTION OF      (IRS EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)

                          963 HELMSLEY COURT, UNIT 107
                            LAKE MARY, FLORIDA 32746
                -------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (407) 328-8538
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)

             2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA 32779
                      ------------------------------------
                       (FORMER PRINCIPAL EXECUTIVE OFFICE)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 12, 2006, the Circuit Court of the Eighteenth Judicial Circuit in and for Seminole County, Florida, held a hearing on an application for approval of a Plan for Exchange of Claims and Re-organization (the "Plan of Exchange") entered into between WGL Entertainment Holdings, Inc. ("we," "us," "our," and the "Company") and DLC Capital Group, LLC ("DLC") entered into on November 24, 2006. The Court found the terms of the Plan of Exchange to be fair to DLC and us and approved the Plan of Exchange and transactions contemplated thereby pursuant to the Court's entry into a Final Judgment
Granting  Declaratory  Relief  (the  "Order").

     DLC had previously provided us approximately $795,250 in funding in connection with the sale of convertible debentures and promissory notes, which amount includes unpaid interest, legal fees, and other related expenses (the "Debt"). The Debt was evidenced by various promissory notes and debentures (the "Original Debt Instruments"). Accordingly, DLC was (and still is) a creditor of us, and as such, we and DLC agreed to amend the repayment terms of the Original Debt Instruments in connection with our entry into the Plan of Exchange, and in reliance upon the exemption from registration set forth in Section 3 (a) (10) of the Securities Act of 1933, as amended, (the "Act"). DLC agreed pursuant to the Plan of Exchange to surrender the Claims it had against us for the $795,250 of Debt and, that in exchange for the surrender of the Debt, we would issue common stock (the "Common Stock" and the "Exchange Shares") to DLC and would also issue DLC a Revised Note (the "Revised Note") in connection with the Plan of Exchange to evidence the Debt.

     The Plan of Exchange [and the Revised Note] provides that, at the option of DLC, DLC may elect to be repaid the Debt (or any accrued an unpaid interest on the Debt) in cash, or by serving a Notice of Exchange and receiving a number of Exchange Shares equal to (i) the dollar amount of the principal portion of the debt converted being exchanged (ii) divided by the "Exchange Price", the "Exchange Price" being a number equal to 70% of the highest closing bid price of the common stock of the Company as reported on the OTC Electronic Bulletin Board (the "OTC-BB"), or any exchange on which shares of our Common Stock are then traded, for any trading day on which a given Notice of Exchange is received by us.

     The Revised Note bears interest at the rate of 6% per annum until paid or converted in full. Any amounts not paid under the Revised Note when due accrue interest at the rate of 10% per annum until paid. The Revised Note is due and payable on demand. DLC agreed pursuant to the Revised Note that it would not be able to affect a conversion of the Revised Note if subsequent to such conversion it would be deemed the beneficial owner of more than 4.99% of our then issued and outstanding common stock. We also agreed pursuant to the Revised Note that if we shall issue or sell any shares of Common Stock for consideration per share less than the Exchange Price (as defined above) per share in effect immediately prior to the sale, that the Exchange Price shall automatically be reduced to the effective price of the sale as determined in the Revised Note.

     As  stated  above,  we relied on an exemption from registration provided by
Section 3(a)(10) of the Act and Section 517.061 (5) of the Florida Statutes for the issuance of the Revised Note and will rely on the exemption provided by
Section 3(a)(10) of the Act and Section 517.061 (5) of the Florida Statutes for the issuance of shares of Common Stock issuable in connection with the conversion of the Revised Note. Absent the Order, approving the terms of the Plan of Exchange and declaring them to be fair to DLC, there would have been no basis for reliance upon the exemption set forth in Section 3(a)(10) of the Act or Section 517.061 (5) of the Florida Statutes for the issuance of the common stock to DLC.

     In connection with the Order, the Court found and ordered that the Court had subject matter and in personam jurisdiction over the Claims; that all person(s), namely, DLC, to whom we proposed, pursuant to the Plan of Exchange, to issue shares of the Company's Common Stock, in exchange for claims held by DLC, received lawful prior notification of, and the opportunity to be heard at a hearing, and DLC had adequate information about the proposed exchange so as to enable it to exercise its rights in a meaningful way; that, neither before, nor during, nor after the implementation of the Plan of Exchange, neither we nor DLC were "a person who, directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control" or an "affiliate" of the other as the term "affiliate" is commonly understood to mean in the federal and state securities laws.

     The Court also found that prior to determining whether or not our securities and the transactions pursuant to which we may issue securities in exchange for the Claims DLC had against us pursuant to the Plan of Exchange, were, are, and will be exempt from the registration provisions of the Securities Act by virtue of Section 3(a)(10) of the Securities Act and Section 517.061 (5) of the Florida Statutes; that the Plan of Exchange and the transactions contemplated by the Plan of Exchange were fair to and in the best interests of us and DLC; that there was ample currently available information about us and the transactions contemplated by the Plan of Exchange for DLC, and for the Court, to be able to determine the fairness of the Plan of Exchange and the transactions contemplated therein to DLC; and that, in general, all requirements were met in order for the Court to be able to order, declare, and find, as a matter of Fact and of Law, which it did, that (i) our securities, and the transactions pursuant to which they may be issued by us to DLC in exchange for the Claims pursuant to the Plan of Exchange and under Section 3(a)(10) of the Securities Act and Section 517.061 (5) of the Florida Statutes were, are, and will be exempt from the registration provisions of the Securities Act by virtue of Section 3(a)(10) and Section 517.061 (5) of the Florida Statutes of the Securities Act, and (ii) that the transactions pursuant to which such securities may be issued, received, or exchanged, were made in good faith and not for the purpose of avoiding the registration provisions of the Securities Act or Chapter 517 of the Florida Statutes.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 12, 2006, we issued a Revised Note to DLC in the amount of $795,250,000 in connection with the Plan of Exchange. We claim an exemption provided by Section 3(a)(10) of the Securities Act of 1933 and Section 517.061
(5) of the Florida Statutes for the issuance, as the Plan of Exchange and related transactions relating to the issuance were previously approved, after a hearing upon the fairness of such terms and conditions of such transactions, at which all persons to whom we proposed to issue securities had the right to appear, and which transactions were ordered fair and in the best interests of DLC and us by a court of competent jurisdiction.

     On December 15, 2006, DLC converted debt in the amount of $4,200 owed to DLC pursuant to the Revised Note into 30,000,000 free trading shares of our Common Stock as a result of such conversion. We claim an exemption provided by
Section  3(a)(10)  of  the  Securities  Act of 1933 for the issuance and Section
517.061 (5) of the Florida Statutes, as the Plan of Exchange and related transactions relating to the issuance were previously approved, after a hearing upon the fairness of such terms and conditions of such transactions, at which all persons to whom we proposed to issue securities had the right to appear, and which transactions were ordered fair and in the best interests of DLC and us by a court of competent jurisdiction.


ITEM 9.1 FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits:

Exhibit Number      Description of Exhibit
---------------     --------------------------

10.1*               Plan for Exchange of Claims and Re-Organization

10.2*               Revised Note

99.1* Final Judgment Granting Declaratory Relief In The Circuit Court Of The Eighteenth Judicial Circuit In And For Seminole County, Florida

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              WGL Entertainment Holdings, Inc.

                                              /s/ Michael S. Pagnano
                                              -------------------------
                                              Michael S. Pagnano
                                              Chief Executive Officer


December 26, 2006